Business Combinations	3 Months Ended
Mar. 31, 2019
Business Combinations [Abstract]
Business Combinations
Business Combinations
Acquisitions – MolecularMD Corp
On January 25, 2019 a subsidiary of the Company, ICON Laboratory Services Inc. acquired 100% of the share capital of MolecularMD Corp. MolecularMD is a molecular diagnostic specialty laboratory that enables the development and commercialization of precision medicines in oncology. The consideration on acquisition was $42.3 million.
The acquisition of MolecularMD has been accounted for as a business combination in accordance with ASC 805 'Business Combinations'. The Company has made a provisional assessment of the fair value of assets acquired and liabilities assumed as at that date. The following table summarizes the Company’s fair values of the assets acquired and liabilities assumed:

January 25,
2019
(in thousands)
Cash	$686
Property, plant and equipment	1,769
Operating right-of-use assets	2,866
Goodwill*	33,894
Intangible asset**	8,061
Accounts receivable	3,100
Unbilled revenue	321
Prepayments and other current assets	916
Other receivables	43
Accounts payable	(650)
Payments on account	(1,437)
Other liabilities	(1,834)
Non-current lease liabilities	(2,167)
Non-current other liabilities	(1,123)
Non-current deferred tax liability	(2,096)

Net assets acquired	$42,349

Total consideration	$42,349

*Goodwill represents the acquisition of an established workforce with experience in molecular diagnostic specialty laboratory services and commercialization of precision medicines in oncology.
**The Company has made an initial estimate of separate intangible assets acquired of $8.1 million, being customer relationships and order book assets. This assessment is under review and will be finalized within 12 months of the date of acquisition.